UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 21, 2012

NORTHSTAR REALTY FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	No. 001-32330	No. 11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 18th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2012, NorthStar Realty Finance Corp. (the “Company”) and NorthStar Realty Finance Limited Partnership, the Company’s operating partnership, entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. (the “Underwriter”), with respect to the offer and sale (the “Offering”) by the Company of  15,000,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $5.55 per share of Common Stock, on the terms set forth therein.  As part of the Offering, the Company granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 2,250,000 shares of Common Stock (the “Option”).

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.  Under the terms of the Underwriting Agreement, the Company agreed to indemnify the Underwriter against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended,  to contribute to payments the Underwriter may be required to make in respect of these liabilities and to reimburse the Underwriter for certain expenses.  In the ordinary course of business the Underwriter or its affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses.

On February 27, 2012, the Company issued and sold 15,000,000 shares of Common Stock pursuant to the Offering.  The net proceeds to the Company from the Offering was approximately $78.8 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.  The Offering was made pursuant to the prospectus supplement dated February 22, 2012 and the accompanying base prospectus dated May 12, 2009, filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-157749) (the “Registration Statement”), which was initially filed with the Commission on March 6, 2009 and declared effective on May 12, 2009.

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein.  A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of Common Stock in the Offering is attached to this Current Report on Form 8-K as Exhibit 5.1.  This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1, Exhibit 5.1 and Exhibit 23.1 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 21, 2012, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Deutsche Bank Securities Inc.

5.1	Opinion of Venable LLP as to validity of the Shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY FINANCE CORP.

Date: February 27, 2012	By:	/s/ Ronald J. Lieberman
		Name:	Ronald J. Lieberman
		Title:	General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 21, 2012, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Deutsche Bank Securities Inc.

5.1	Opinion of Venable LLP as to validity of the Shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1).